Exhibit 99.3

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t t SHORE BANCSHARES Virtual Special Meeting of Stockholders [Insert meeting date & time here] This Proxy is solicited on behalf of the Board of Directors of Shore Bancshares The undersigned hereby appoints [insert named proxies here], and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and hereby authorizes them, and each of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Shore Bancshares that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at [insert meeting time here] on [insert meeting date here] and any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The Special Meeting of Stockholders will be held virtually. In order to attend the Special Meeting, you must register at www.viewproxy.com/ShoreBancsharessm/2021 by 11:59 PM Eastern time on [Alliance will insert cut-off date here]. On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote during the Special Meeting are contained in the Proxy Statement in the sections titled “Questions and Answers About These Proxy Materials and Voting – How do I attend the Special Meeting?” and “Questions and Answers About These Proxy Materials and Voting – How can I vote?” THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. (Continued and to be marked, dated and signed on other side) Important Notice Regarding the Availability of Proxy Materials for the virtual Special Meeting: The Notice and Proxy Statement are available at http://viewproxy.com/ShoreBancsharessm/2021

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t t Date: __________________________________________________________ _______________________________________________________________ Signature _______________________________________________________________ Signature (if held jointly) NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. PROXY VOTING INSTRUCTIONS Please have your 11-digit Virtual Control Number ready when voting by Internet or Telephone, or when voting during the Virtual Special Meeting INTERNET Vote Your Proxy on the Internet: Go to Go to www.aalvote.com/SHBI Have your proxy card available when you access the above  website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. VIRTUAL CONTROL NUMBER Please mark your votes like this x 2. Approval to adjourn the special meeting of SHBI shareholders to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting of SHBI shareholders to approve the merger and issuance of shares of SHBI common stock in connection with the merger. FOR AGAINST ABSTAIN NOTE: To conduct any other business properly brought before the meeting or any adjournment thereof. VIRTUAL CONTROL NUMBER The Board of Directors recommends a vote “FOR” the following proposals: 1. Approval of the merger of Severn Bancorp, Inc. (“Severn”) with and into Shore Bancshares, Inc. (“SHBI”), as contemplated by the Agreement and Plan of Merger, dated as of March 3, 2021, by and between SHBI and Severn (the “Merger Agreement”), and the issuance of shares of SHBI’s common stock to the shareholders of Severn pursuant to the Merger Agreement. FOR AGAINST ABSTAIN Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) As a stockholder of Shore Bancshares, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. As a Registered Holder, you may vote your shares at the Special Meeting by first registering at http://viewproxy.com/ShoreBancsharessm/2021/ using your Virtual Control Number below. Your registration must be received by 11:59 PM Eastern time on [Alliance will insert cut-off date here]. On the day of the Special Meeting, if you have properly registered you may log in to the Special Meeting by clicking on the link provided and the password you received via email in your registration confirmations and follow instructions to vote your shares. Please have your Virtual Control Number with you during the Special Meeting in order to vote. Further instructions on how to attend and vote during the Special Meeting are contained in the Proxy Statement in the sections titled “Questions and Answers About These Proxy Materials and Voting – How do I attend the Special Meeting?” and “Questions and Answers About These Proxy Materials and Voting – How can I vote?”